UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 5, 2013
Date of Report (Date of earliest event reported)

DIGITAL CINEMA DESTINATIONS CORP.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	333-178648	27-3164577
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 East Broad Street Westfield, New Jersey		07090
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (908) 396-1362

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

            The annual meeting of the stockholders of Digital Cinema Destinations Corp. (the “Company") was held on December 5, 2013 for the purposes of (1) electing the seven directors named in the Company’s proxy statement to hold office until the next annual meeting of stockholders, (2) ratifying the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014, (3) adopting, on an  advisory (non-binding) basis, a resolution approving the compensation of our named executive officers as disclosed in the Company’s proxy statement, and (4) adopting on an advisory (non-binding) basis, a proposal on the frequency at which we should include an advisory vote regarding the compensation of our named executives officers in our future proxy statements for stockholder consideration.

For more information about the foregoing proposals, see our proxy statement filed with the Securities and Exchange Commission on October 25, 2013 (the “Proxy Statement”). Holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to 10 votes per share and vote together as a single class on all matters submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for, against and the numbers of abstentions with respect to each matter voted upon are set forth below:

Election of Directors

The seven nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Director Nominee	Votes For	Against	Abstain	Broker Non-votes

A. Dale Mayo	10,152,564	177,541	-	2,947,238
Brian D. Pflug	9,997,314	332,791	-	2,847,238
Neil T. Anderson	10,328,679	1,426	-	2,847,238
Richard Casey	10,328,679	1,426	-	2,847,238
Charles Goldwater	10,151,564	178,541	-	2,847,238
Martin O’Connor, II	10,328,679	1,426	-	2,847,238
Carolyn Ullerick	10,328,679	1,426	-	2,847,238

Ratification of Independent Registered Public Accounting Firm

The appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2014 was ratified by the votes set forth in the table below.

Ratification of independent	For	Against	Abstain	Broker Non-votes
registered public accounting firm	13,090,055	81,875	5,413	-

Advisory Vote Approving Named Executives’ Compensation

The resolution to approve the adoption, on an advisory basis, of a resolution approving the compensation of the Company’s named executive officers as disclosed in its Proxy Statement was adopted by the votes set forth in the table below.

Advisory Vote Approving	For	Against	Abstain	Broker Non-votes
Named Executives’ Compensation	10,207,479	97,626	25,000	2,847,238

Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

Adoption, on an advisory basis, of a proposal on the frequency of future executive compensation advisory votes. The results of the voting on the frequency of future executive compensation advisory votes are set forth in the table below.

Advisory Vote on Frequency	1 Year	2 Years	3 Years	Abstain
of Future Advisory Votes on	1,147,337	8,535,388	52,918	12,775
Executive Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL CINEMA DESTINATIONS CORP. (Registrant)

Date: December 9, 2013	By:	/s/ Brian Pflug
	Name:	Brian Pflug
	Title:	Chief Financial Officer and Principal
Accounting Officer